                                                                   EXHIBIT 10.35

            ADVENTIST HEALTH SYSTEM SUNBELT HEALTHCARE CORPORATION

                               HEALTHMAGIC, INC.

                          EMPOWER HEALTH CORPORATION

                  __________________________________________


                             INVESTMENT AGREEMENT

                  __________________________________________




                               January 29, 1999

                             INVESTMENT AGREEMENT

     This INVESTMENT AGREEMENT (the "Agreement") is made as of January 29, 1999, by and among Adventist Heath System Sunbelt Healthcare Corporation, a Florida not-for-profit corporation ("Adventist"), HealthMagic, Inc., a Delaware corporation ("HMI"), and Empower Health Corporation, a Texas Corporation ("Empower").

                                   RECITALS

     WHEREAS, Adventist owns a majority of the issued and outstanding common stock, par value $.01 per share, of HMI ("HMI Common Stock");

     WHEREAS, Adventist wishes to invest in 348,757 shares of Series C Convertible Preferred Stock, par value $.01 per share, of Empower ("Series C Preferred Stock") which, calculated on a Fully Diluted Basis currently represents 10% of the Common Stock of Empower;

     WHEREAS, Empower wishes to invest in 10% of HMI Common Stock, calculated on a Fully Diluted Basis; and

     WHEREAS, concurrently with the execution of this Agreement, Adventist, HMI and Empower shall enter into the Related Agreements (as defined in Section 1.2(ii) hereof).

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained, and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                        ARTICLE 1. TERMS OF INVESTMENT

     1.1. Cross Investment.
          ----------------

          (i)     Adventist Investment in Empower. At the Closing (as defined in
                  ---------------------------------
Section 1.2 below) Empower shall tender to Adventist 348,757 shares of Series C Preferred Stock (the "Empower Shares") which shall have the rights and preferences specified in the Certificate of Designation attached hereto as Exhibit A. As of the date of this Agreement, the Empower Shares are convertible
---------
into 348,757 shares of Empower Common Stock which, as of the date hereof, represent 10% of the Common Stock of Empower calculated on a Fully Diluted Basis. With respect to the shares of Empower Common Stock, "Fully Diluted Basis" means taking into account (1) the number of shares of Empower Common Stock currently outstanding, (2) the number of shares of Empower Common Stock issuable upon conversion of all of the outstanding shares of Empower Series A Preferred Stock and the Empower Series B Preferred Stock (as each is defined in Section
4.3 hereof), and the Series C Preferred Stock, (3) the number of shares of Empower Common Stock issuable upon exercise of all outstanding options granted under the Empower 1997 Stock Option Plan, and (4) the number of shares of Empower Common Stock issuable upon exercise or conversion of all other outstanding options, warrants and convertible securities except the shares of Empower Common Stock issuable upon exercise of the outstanding option for the holder of the Empower Series B Preferred Stock to acquire shares of Empower Common Stock or Series B Preferred Stock convertible into shares of Empower Common Stock (the "Superior Option").

          (ii)  Empower Investment in HMI. In consideration for the Empower
                -------------------------
Shares, at the Closing Adventist shall tender to Empower:

                (a) 358,846 shares of HMI Common Stock (the "HMI Shares") which, as of the date hereof, represent 10% of the issued and outstanding Common Stock of HMI calculated on a Fully Diluted Basis. With respect to the Common Stock of HMI, "Fully Diluted Basis" means taking into account (1) the number of shares of HMI Common Stock currently outstanding, (2) the number of shares of HMI Common Stock issuable on the exercise of all outstanding options to purchase HMI Common Stock ("HMI Employee Options") under the HMI 1998 Omnibus Stock Option and Incentive Plan or otherwise, (3) the 18,595 shares of HMI Common Stock issuable upon the exercise of the Warrant granted to Ziegler Financing Corporation on May 29, 1998 (the "Ziegler Warrant") for so long as outstanding, and (4) the number of shares of HMI Common Stock issuable upon exercise or conversion of all other outstanding options, warrants and convertible securities except the 448,507 shares of HMI Common Stock issuable upon exercise of the Stock Purchase Warrant and Agreement between HMI and Sabratek Corporation dated November 18, 1998 (the "Sabratek Warrant").

                (b) $3.5 Million by wire transfer of immediately available funds or by certified or bank check payable to Empower.

     1.2. Closing.
          --------

          (i) The Closing of the cross-investment (the "Closing") shall take place at a mutually agreed upon time on January 29, 1999 (the "Closing Date") simultaneously with the execution and delivery of this Agreement. At the
Closing:

                (a) Empower shall deliver to Adventist a certificate representing the Empower Shares issued in the name of Adventist, and

                (b) Adventist shall deliver to Empower a certificate representing the HMI Shares, and $3.5 Million by wire transfer of immediately available funds or by certified or bank check payable to Empower.

          (ii) The execution, delivery and effectiveness of this Agreement are contingent upon the simultaneous execution and delivery of the following Agreements (the "Related Agreements") of even date herewith:

                (a) A Software Sale, License and Development Agreement (the "PMR Sale and License") between HMI and Empower.

                (b) The letter agreement ("Letter Agreement") between Adventist, HealthMagic, Empower, Donald W. Hackett and Superior Consultant Holdings Corporation ("Superior").

                 (c) A registration rights agreement between HMI, Adventist, Empower and Sabratek Corporation ("Sabratek") (the "HMI Registration Rights Agreement").

                 (d) An amended and restated registration rights agreement between Empower, Adventist and Superior (the "Empower Registration Rights Agreement").

                 (e) A stock restriction agreement between HMI, Empower and Adventist (the "HMI Stock Restriction Agreement").

                 (f) A stock restriction agreement between Empower, Adventist and Donald W. Hackett, a shareholder of Empower (the "Empower Stock Restriction Agreement" and collectively with the Letter Agreement the HMI Stock Restriction Agreement, the Empower Registration Rights Agreement and the HMI Registration Rights Agreement, the "Related Stock Agreements").

          (iii) At the Closing, the parties shall provide the following certificates:

                 (a) HMI shall provide to Empower an officer's certificate certifying the charter and by-laws of HMI,

                 (b) Adventist shall provide to Empower an officer's certificate certifying the charter and bylaws of Adventist; and

                 (c) Empower shall provide to HMI and Adventist an officer's certificate certifying (i) the charter and by-laws of Empower, (ii) the resolutions of the Board of Directors of Empower with respect to the approval of this Agreement and the Related Agreements to which it is a party, and (iii) the resolutions of its Board of Directors with respect the adoption of the Certificate of Designation attached hereto as Exhibit A.
                                              ---------

          (iv) At the Closing, all consents, approvals and other actions of and notices and filings with all entities and persons as may be necessary or required with respect to the execution and delivery by the parties of this Agreement and any of the Related Agreements shall have been obtained or waived in writing.

        ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF HMI AND ADVENTIST

     In order to induce Empower to enter into this Agreement and the PMR Sale and License Agreement, HMI and Adventist jointly and severally represent and warrant to Empower the following:

     2.1. Organization and Corporate Power.  HMI is a corporation duly
          ----------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, condition or results of operations of HMI. HMI has all required corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and the Related Agreements to which it is a party (the "HMI Related Agreements") and to carry out the transactions contemplated hereby and thereby.

HMI has made copies of the certificate of incorporation and bylaws of HMI, as amended and restated to date (the "HMI Charter" and the "HMI Bylaws," respectively) available to Empower and said copies are correct and complete on the date hereof.

     2.2. Authorization and Non-Contravention.  This Agreement and the HMI
          -----------------------------------
Related Agreements are valid and legally binding obligations of HMI, enforceable against HMI in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity. The execution, delivery and performance of this Agreement and the HMI Related Agreements, have been duly authorized by all necessary corporate action of HMI. The Bylaws of HMI provide the President of HMI with the authority to execute contracts on behalf of HMI. Except as set forth in Schedule 2.2, the execution and delivery of this
                       ------------
Agreement and the HMI Related Agreements, and the performance of any obligations set forth in this Agreement and in the HMI Related Agreements will not (i) violate, conflict with, or result in a default under any contract or obligation to which HMI is a party or by which it or its assets are bound, or any provision of the HMI Charter or HMI Bylaws, or cause the creation of any Encumbrance (as defined in this Section 2.2) upon any of the assets of HMI; (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or role, or any order of, or any restriction imposed by, any court or other governmental agency; (iii) require from HMI any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party (including any filings pursuant to any state securities laws); or (iv) accelerate any obligation under, or give rise to a right of termination of, constitute a material breach of, any agreement, permit, license or authorization to which HMI is a party or by which HMI is bound, or require the issuance of equity securities (including without limitation, by operation of any anti-dilution adjustment). Encumbrance shall mean any security interest, mortgage, lien, pledge, charge, easement, reservation, restriction or similar right of any third party.

     2.3. Capitalization.
          ---------------

          (i) Immediately after the Closing: the authorized capital stock of HMI will consist of 5,000,000 shares of HMI Common Stock, of which 3,475,242 shares (including the HMI Shares) shall be issued and outstanding, and held beneficially and of record by the persons and entities identified in Schedule
                                                                     --------
2.3(i) in the amounts indicated thereon.
------

          (ii) Except for (a) the shares of HMI Common Stock reserved for issuance under the HMI 1998 Omnibus Stock and Incentive Plan, (b) the shares of HMI Common Stock issuable under the HMI Employee Options, (c) the shares of HMI Common Stock issuable under the Ziegler Warrant, (d) the shares of HMI Common Stock issuable under the Sabratek Warrant, and (e) as disclosed on Schedule 2.3(ii), as of the Closing, HMI shall not have issued or agreed to issue, and is not obligated to issue any outstanding warrants, options or other rights to purchase or acquire any HMI Common Stock, nor any outstanding securities convertible into HMI Common Stock or any warrants, options or other rights to acquire any such convertible securities. HMI's present intention is to issue stock, warrants, options or other rights to purchase or acquire not more than 130,000 shares of HMI capital stock within thirty (30) days after the Closing Date under the HMI 1998 Omnibus Stock and Incentive Plan.

          (iii)   Except as set forth in Schedule 2.3(iii), as of the Closing,
                                         -----------------
all of the outstanding shares of HMI Common Stock (including the HMI Shares) will have been duly and validly authorized and issued, will be fully paid and non-assessable and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and not subject to any preemptive rights.

          (iv) Other than as set forth in the HMI Registration Rights Agreement, immediately after the Closing, there are no rights to have HMI Common Stock registered for sale to the public in connection with the laws of any jurisdiction.

          (v) After the Closing, no agreements relating to the voting of HMI Common Stock, irrevocable proxies or restrictions on the transfer of HMI Common Stock exist except as provided under Federal and state securities laws and except for (a) the HMI Stock Restriction Agreement, (b) the Stockholders Agreement between Adventist and Sabratek Corporation dated as of November 18, 1998 relating to voting and transfer restrictions (the "Sabratek Agreement"),
(c) the restrictions on transfer set forth in Section 8.5 of the HMI Bylaws, (d) the restrictions on transfer set forth in the HMI Employee Stock Option Agreements for the HMI Employee Options and Restricted Stock Agreements for stock issued to HMI employees and directors (tree and correct copies of the forms of which have been provided to Empower), (e) the restrictions on transfer set forth in certain HMI employment agreements, and (f) the first right of refusal set forth in the Sabratek Warrant.

     2.4. Subsidiaries; Investments. Except for 487,804 shares of Series B
          --------------------------
preferred stock of Direct Medical Knowledge, Inc. (which, pursuant to a merger with WebMd shall be converted into shares of WebMd), HMI has no subsidiaries and has no equity interest in any corporation, joint venture, partnership or other entity.

     2.5. Reports and Financial Statements.
          ---------------------------------

          (i) HMI has previously furnished to Empower complete and correct copies, including exhibits, of its (a) audited balance sheets as of December 31, 1996 and December 31, 1997 and audited income statements for the period November 8, 1996 through December 31, 1996 and the twelve month period ended December 31, 1997 (the "HMI Audited Financial Statements"), and (b) unaudited balance sheet as of November 30, 1998 and income statement for the period January 1, 1998 through November 30, 1998 (the "HMI Unaudited Financial Statements").

          (ii) The HMI Audited Financial Statements were prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis, are complete, correct and consistent in all material respects with the books and records of HMI and fairly present, in all material respects, the financial position of HMI as of the dates thereof and the results of operations of HMI for the periods shown therein. The HMI Unaudited Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial condition and the results of operations of HMI as of the date and for the period indicated.

            (iii) Except as and to the extent reflected or reserved against in the HMI balance sheet as of November 30, 1998 including the footnotes and schedules thereto (the "HMI Base Balance Sheet"), HMI does not have (i) any material accrued or contingent liability or liabilities arising out of any transaction or state of facts existing on or prior to the date of the Base Balance Sheet or (ii) any other material liabilities arising other than in the ordinary course of business since the date of the Base Balance Sheet.

     2.6. Absence of Certain Developments. Since the date of the HMI Base
          ---------------------------------
Balance Sheet there has not been any: (i) material adverse change in the financial condition of HMI or in the assets, liabilities, properties, business or prospects of HMI; (ii) declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any HMI Common Stock or any split, combination or other reclassification of such stock; (iii) cancellation of any material debt or claim held by HMI or the creation or assumption of any indebtedness for money borrowed by HMI; (iv) loss, destruction or damage to any property which is a material asset of HMI, whether or not insured; (v) acquisition or disposition of any material assets (or any contract or arrangement therefor) or other transaction by HMI other than in the ordinary course of business; or (vi) loss or cancellation of any material contract of HMI.

     2.7. Accounts Receivable. All of the accounts receivable of HMI, including
          --------------------
but not limited to those shown or reflected on the HMI Base Balance Sheet, represent bona fide sales made in the ordinary course of business, are valid and enforceable claims and are fully collectible in the normal course of business after deducting the reserve set forth in the Base HMI Balance Sheet and reasonably adjusted since that date, which reserve, as adjusted, constitutes an estimate of HMI's uncollectible accounts consistent with the past collection history of HMI.

     2.8. Title to Properties.  HMI has good and valid title to all of its owned
          -------------------
assets including without limitation all rights to those assets reflected on the HMI Base Balance Sheet or acquired by it after the date thereof (except for properties disposed of since that date in the ordinary course of business), free and clear of all liens, claims or encumbrances of any nature. HMI has good and valid leasehold interests in all of its leased personal property and all leases to which HMI is a party are in full force and effect. HMI does not own, directly or indirectly, any real property.

     2.9. Tax Matters. HMI has filed all federal, state, local and foreign
          ------------
income, excise and franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it except where the failure to file such returns would not have a material adverse effect on the assets, liabilities, properties, business or prospects of HMI and has paid all taxes owing by it (whether or not showing on the tax returns), except taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the HMI Unaudited Financial Statements. All such tax returns were correct and complete in all material respects. Neither the Internal Revenue Service nor any other taxing authority is now conducting any audit, examination or review of any tax return filed by HMI or asserting against HMI any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. All taxes that HMI is required by law to withhold or collect for payment have been duly withheld and collected, and have been paid or accrued in the HMI Unaudited Financial Statements.

     2.10.  Certain Contracts and Arrangements. Except as set forth in Schedule
             ----------------------------------                        --------
2.10 hereto, HMI is not a party to, subject to or bound by:
----

            (i) any contract, lease or agreement creating any obligation of HMI to pay to any third party $100,000 or more with respect to any single such contract or agreement which is not cancelable or terminable upon thirty days notice without penalty;

            (ii) any contract or agreement for the sale, license, lease or disposition of products in excess of $100,000;

            (iii) any contract containing covenants limiting the freedom of HMI to compete in any line of business or with any person or entity;

            (iv) any license agreement (as licensor or licensee) obligating HMI or any third party to pay in excess of $100,000;

            (v) any contract or agreement for the purchase of any leasehold improvements, equipment or fixed assets for a price in excess of $100,000;

            (vi) any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for borrowing in excess of $100,000 or any pledge or security arrangement;

            (vii) any stock redemption or purchase agreements or other agreements affecting or relating to the capital stock of HMI (other than the Letter Agreement and the Employee Options); or

            (viii) any agreement pertaining to any joint venture, partnership or other arrangement involving the sharing of expenses, revenues or profits.

     All of HMI's contracts are in full force and effect and HMI is not in default thereunder, except to the extent that any such default would not have a material adverse effect on the assets, liabilities, properties, business or prospects of HMI, and HMI has not received notice of any alleged default under any such contract, agreement, understanding or commitment.

     2.11.  Intellectual Property Rights; Employee Restrictions.
            ----------------------------------------------------

     As used herein, the term "Intellectual Property Rights" shall mean any and all intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, computer programs and other computer software, inventions, designs, samples, specifications, schematics, know-how, trade secrets, proprietary processes and formulae, all source and object code, algorithms, architecture, structure, display screens, layouts, development tools, promotional materials, data bases, customer lists, supplier and dealer lists and marketing research, and all documentation and media constituting, describing or relating to the foregoing, including without limitation, manuals, memoranda and records.

           (i)  Schedule 2.11(i) contains a list of all Intellectual Property
                ----------------
Rights registered in the name of HMI or of which HMI is the licensor or a licensee or in which HMI has any right ("HMI IP Rights"). Except as set forth in
Schedule 2.11(i), all HMI IP Rights listed on Schedule 2.11(i) are in full
----------------                              ----------------
force and effect and are sufficient for the conduct of HMI' s business as presently conducted. All copyrightable works, inventions and know-how conceived by employees of HMI within the scope of their employment and related to the businesses of HMI are works made for hire and all right, title and interest therein have been transferred or assigned to or vested in HMI. Any consultants or independent contractors hired by HMI have assigned or transferred to HMI the work product developed for HMI.

           (ii) Except as set forth in Schedule 2.11(ii):
                                       -----------------

                (a) HMI has exclusive right to use, sell, license, dispose of, and bring actions for infringement of, all HMI IP Rights;

                (b) The business of HMI as presently conducted and the development, marketing, licensing, use and servicing of any products of HMI do not violate any agreements which HMI has with any third party, infringe any patent, trademark, copyright or trade secret rights of any third parties or any other Intellectual Property Rights of any third parties; and

                (c) No claim is pending or, to HMI's knowledge, threatened against HMI nor has HMI received any notice or other claim from any person asserting that any of HMI's past, present or contemplated activities infringe or may infringe any Intellectual Property Rights of such person, and HMI is not aware of any infringement by any other person of any HMI IP Rights.

     2.12. Litigation. Except as set forth in Schedule 2.12, there is no
           ----------                         -------------
judgment, decree, injunction, or order of any governmental authority or any litigation pending or to HMI's knowledge threatened and to HMI's knowledge there is no governmental proceeding or investigation pending or threatened (i) against HMI or affecting any of its properties or assets, or (ii) against any officer, director or key employee of HMI in his capacity as an officer, director or employee of HMI, or (iii) which may call into question the validity or hinder the enforceability of this Agreement or the HMI Related Agreements or transactions contemplated hereby or thereby.

     2.13. Employee Benefit Plans. Except for HMI's 1998 Omnibus Stock and
           ----------------------
Incentive Plan and except as set forth on Schedule 2.13 hereto, HMI does not
                                          -------------
maintain or contribute and has never maintained or contributed to any employee benefit plan, stock option, bonus or incentive plan, health plan, severance pay policy or agreement, deferred compensation agreement, or any similar plan or agreement (an "Employee Benefit Plan"). Except as set forth on Schedule 2.13,
                                                               -------------
there are no unfunded obligations of HMI under any retirement, pension, profit-sharing, deferred compensation plan or similar program. HMI is not required to make any payments or contributions to any Employee Benefit Plan pursuant to any collective bargaining agreement or any applicable labor relations law.

     2.14.   Labor Laws. There are no controversies or union organization
             -----------
activities pending or to HMI's knowledge threatened, between HMI and any of its current or former employees. None of HMI's employees belongs to any union or collective bargaining unit. HMI has complied with all applicable state and federal equal employment opportunity and other laws related to employment, the non-compliance with which would have a material adverse effect on HMI's business or financial condition.

     2.15.   Environmental Matters. HMI is in compliance with all applicable
             ---------------------
laws relating to the environment (the "Environmental Laws"). HMI has not knowingly handled, stored, released or exposed any hazardous substance or materials as defined by any applicable Environmental Law ("Hazardous Substance"). HMI has no liabilities for clean-up costs, remedial work or damages in connection with the handling, storage, release or exposure by HMI of any Hazardous Substance.

     2.16.   Business; Compliance with Laws. HMI has all necessary franchises,
             ------------------------------
permits, licenses and other rights and privileges ("Licenses") necessary to permit it to own its property and to conduct its business as it is presently or contemplated to be conducted except where the failure to obtain such Licenses would not have a material adverse effect on the business, condition or results of operations of HMI. HMI is, and since its incorporation has been, in compliance with all federal, state, local and foreign laws and regulations ("Regulations") applicable in the jurisdictions which HMI does or has done business except where the failure to comply with such Regulations would not have a material adverse effect on the business, condition or results of operations of HMI.

     2.17.   Investment Banking; Brokerage. No person or entity other than B.C.
             ------------------------------
Ziegler & Company is or will be entitled to investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers and accountants) from HMI in connection with the transactions contemplated by this Agreement.

     2.18.   Insurance. Schedule 2.18 hereto lists all insurance policies and
             ---------- -------------
fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers, and directors of HMI. HMI is not in default under any of its insurance policies.

     2.19.   Transactions with Affiliates. Except as set forth on the HMI Base
             ----------------------------
Balance Sheet or Schedule 2.19, there are no loans, leases or other continuing
                 -------------
transactions between HMI or any officer or director of HMI, or any shareholder who owns five percent or more of the Common Stock of HMI, calculated on a Fully Diluted Basis, or any affiliate of the foregoing persons or entities.

            ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF ADVENTIST

     In order to induce Empower to enter into this Agreement, Adventist represents and warrants to Empower the following:

     3.1.    Organization and Corporate Power. Adventist is a not-for-profit
             ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Adventist has all required corporate power and authority to enter into this Agreement and the Related

Agreements to which Adventist is a party ("Adventist Related Agreements") and to carry out the transactions contemplated hereby and thereby.

     3.2.   Authorization and Non-Contravention. This Agreement and the
            ------------------------------------
Adventist Related Agreements are valid and legally binding obligations of Adventist, enforceable against Adventist in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity. Except as set forth in Schedule 3.2 hereto, the execution, delivery and
                       ------------
performance of this Agreement and the Adventist Related Agreements, have been duly authorized by all necessary corporate action of Adventist. Except as set forth in Schedule 3.2 hereto, the execution and delivery of this Agreement and
         ------------
the Adventist Related Agreements, and the performance of any obligations set forth herein or therein will not (i) violate, conflict with, or result in a default under any contract or obligation to which Adventist is a party or by which it or its assets are bound, or any provision of the charter or bylaws of Adventist, or cause the creation of any Encumbrance upon any of the assets of Adventist, (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or role, or any order of, or any restriction imposed by, any court or other governmental agency; (iii) require from Adventist any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party; or (iv) accelerate any obligation under, or give rise to a right of termination of, or constitute a material breach of, any agreement, permit, license or authorization to which Adventist is a party or by which Adventist is bound.

     3.3.   Title to HMI Shares. Adventist is the lawful and record owner of,
            --------------------
and has good and marketable title to, the HMI Shares and has the corporate power and authority to transfer such shares to Empower as contemplated by this Agreement, free and clear of all Encumbrances. Except for the right of first refusal set forth in Section 8.5 of the HMI Bylaws, the HMI Stock Restriction Agreement and the Sabratek Agreement, Adventist is not a party to, or bound by any agreements or understandings with respect to the voting, sale or other disposition of the HMI Shares and to Adventist's knowledge, no such agreements or understandings exist. The obligations of Adventist under the Sabratek Agreement are not applicable to the HMI Shares after such shares have been transferred to Empower as contemplated by this Agreement.

     3.4.   Investment Representations.
            ---------------------------

            (i) Adventist represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto.

            (ii) Adventist is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

            (iii) Adventist has received, read carefully and is familiar with this Agreement, the Related Stock Agreements and Empower's business, plans and financial condition, and any other matters relating to the offering of the Empower Shares; Adventist has received all materials which it has requested; has had a reasonable opportunity to ask questions of Empower and its representatives; and Empower has answered all inquiries that Adventist or its representatives have put to Empower. Adventist has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder. In making the decision to invest in the Empower Shares, Adventist has relied upon an independent investigation made by it and/or by its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from Empower or any representative or agent of Empower, other than as set forth in this Agreement.

          (iv) Adventist understands the speculative nature and the various risks of an investment in Empower as proposed herein and can afford to bear such risks, including, without limitation, the risk of losing the entire investment.

          (v) Adventist acknowledges that no market for the Empower Shares presently exists and none may develop in the future and that Adventist may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

          (vi) Adventist has been advised by Empower that the Empower Shares have not been registered under the Securities Act, that the Empower Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on by or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that Empower's reliance thereon is based in part upon the representations made by Adventist in this Agreement. Adventist acknowledges that Adventist has been informed by Empower of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the roles and regulations thereunder on the transfer of the Empower Shares. In particular, Adventist agrees that no sale, assignment or transfer of any of the Empower Shares shall be valid or effective, and Empower shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Empower Shares is registered under the Securities Act, it being understood that the Empower Shares are not currently registered for sale and that Empower has no obligation or intention to so register the Empower Shares, or (ii) such Empower Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Empower Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. Adventist further understands that Empower may require an opinion of counsel and other documents to transfer the Empower Shares. Adventist acknowledges that the Empower Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Empower Shares shall bear the legend as specified on Schedule 3.4 hereto.
                                                         ------------

          (vii) Adventist will acquire the Empower Shares for Adventist's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in contravention with applicable law, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

              ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF EMPOWER

     To induce Adventist and HMI to enter into this Agreement, Empower represents and warrants to Adventist and HMI the following:

     4.1.   Organization and Corporate Power. Empower is a corporation duly
            ---------------------------------
organized, validly existing and in good standing under the laws of the State of Texas, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, condition or results of operations of Empower. Empower has all required corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby. Empower has made copies of the articles of incorporation and bylaws of Empower, as amended and restated to date (the "Empower Charter" and the "Empower Bylaws," respectively) available to Empower and said copies are correct and complete on the date hereof.

     4.2.   Authorization and Non-Contravention. This Agreement and the Empower
            -----------------------------------
Related Agreements are valid and legally binding obligations of Empower, enforceable against Empower in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity. The execution, delivery and performance of this Agreement and the Related Agreements to which it is a party (the "Empower Related Agreements"), have been duly authorized by all necessary corporate action of Empower. The execution and delivery of this Agreement and the Empower Related Agreements, and the performance of any obligations set forth in this Agreement and in the Empower Related Agreements will not (i) violate, conflict with, or result in a default under any contract or obligation to which Empower is a party or by which it or its assets are bound, or any provision of the Empower Charter or Empower Bylaws, or cause the creation of any Encumbrance upon any of the assets of Empower, (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or role, or any order of, or any restriction imposed by, any court or other governmental agency; (iii) require from Empower any notice to, declaration or filing with, or consent or approval of, any governmental authority (including any filings pursuant to any state securities laws), other than the filing of a Certificate of Designation with the Secretary of the State of Texas, or other third party other than Superior; or (iv) accelerate any obligation under, or give rise to a right of termination of, constitute a material breach of any agreement, permit, license or authorization to which Empower is a party or by which Empower is bound, or require the issuance of equity securities (including, without limitation, by operation of any anti-dilution adjustment).

     4.3.   Capitalization.
            ---------------

            (i) Immediately prior to the Closing: the authorized capital stock of Empower will consist of 5,000,000 shares of Empower Common Stock and 5,000,000 of preferred stock, par value $.01 per share, (the "Empower Preferred Stock"), of which (a) 100,000 shares have been designated as Series A 8% Convertible Preferred Stock, par value $.01 par share (the "Empower Series A Preferred Stock"), and (b) 1,837,486 shares have been designated as Series B Non-Voting Preferred Stock, par value $.01 per share (the "Empower Series B Preferred Stock") and 400,000 shares have been designated as Series C Preferred Stock. Immediately prior to the Closing, (y) 1,140,048 shares of Empower Common Stock shall be issued and outstanding, and held beneficially and of record by the persons and entities identified in Schedule
                                                                     --------
4.3(i) in the amounts indicated thereon; (z) 595,960 shares of Empower Preferred
------
Stock shall be shall be issued and outstanding, and held beneficially and of record by the persons and entities identified in Schedule 4.3(i). The Series C
                                                 --------------
Preferred Stock shall have the rights and preferences set forth in the Certificate of Designation set forth as Exhibit A hereto.
                                        ---------
          (ii) Except (a) for shares of Empower Common Stock issuable upon exercise of options granted under the Empower 1997 Stock Option Plan (the "Empower Employee Options") as set forth on Schedule 4.3(ii), (b) shares of
                                            ----------------
Empower Common Stock issuable pursuant to the Letter Agreement, or (c) as otherwise set forth in Schedule 4.3(ii), as of the Closing Empower has not
                       ----------------
issued or agreed to issue, and is not obligated to issue any outstanding Empower Common Stock, warrants, options or other rights to purchase or acquire any shares of its capital stock, nor any outstanding securities convertible into such shares or any warrants, options or other rights to acquire any such convertible securities.

          (iii) As of the Closing, all of the outstanding shares of Empower Common Stock and Empower Preferred Stock (including the Empower Shares) will have been duly and validly authorized and issued, will be fully paid and nonassessable, and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and not subject to any preemptive rights. Except as set forth in this Agreement and any Related Agreement, immediately after the Closing, Adventist shall be the lawful and record owner of, and shall have good and marketable title to the Empower Shares, free and clear of all Encumbrances attributable to Empower, with full power and authority to transfer such shares subject to applicable Federal and state securities laws.

          (iv) Other than as set forth in the Empower Registration Rights Agreement of even date herewith or as set forth in Schedule 4.3(iv) hereto,
                                                   ----------------
immediately after the Closing, there are no rights to have Empower Common Stock registered for sale to the public in connection with the laws of any jurisdiction.

          (v) Except for the Empower Stock Restriction Agreement or as set forth in Schedule 4.3(v) hereto, as of the Closing Empower is not a party to or
         ---------------
aware of any agreements relating to the voting of Empower Common Stock and no restrictions on the ability of Empower to issue Empower Common Stock or Empower Preferred Stock exist except as provided under Federal and state securities laws.

     4.4. Subsidiaries; Investments. Empower has no subsidiaries and has no
          -------------------------
equity interest in any corporation, joint venture, partnership or other entity.

     4.5. Reports and Financial Statements.
          ---------------------------------

          (i) Empower has previously furnished to Adventist complete and correct copies, including exhibits, of its (a) audited balance sheet as of December 31, 1997 and an audited income statement for the period from July 17, 1997 through December 31, 1997 (the "Empower Audited Financial Statements"), and
(b) unaudited balance sheet as of October 31, 1998 and income statement for the period January 1, 1998 through October 31, 1998 (the "Empower Unaudited Financial Statements").

          (ii)  Except as described on Schedule 4.5(ii), the Empower Audited
                                       ----------------
Financial Statements were prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis, are complete, correct and consistent in all material respects with the books and records of Empower and fairly present, in all material respects, the financial position of Empower as of the dates thereof and the results of operations of Empower for the periods shown therein. Except as disclosed on Schedule 4.5(ii) attached hereto,
                                              ----------------
the Unaudited Empower Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial condition and the results of operations of Empower as of the date and for the period indicated.

          (iii) Absence of Undisclosed Liabilities. Except as and to the
                ----------------------------------
extent reflected or reserved against in the Empower balance sheet as of October 31, 1998 including schedules thereto (the "Empower Base Balance Sheet"), Empower does not have (i) any material accrued or contingent liability or liabilities arising out of any transaction or state of facts existing on or prior to the date of the Base Balance Sheet or (ii) any other material liabilities arising other than in the ordinary course of business since the date of the Base Balance Sheet.

     4.6. Absence of Certain Developments. Except as set forth on Schedule
          -------------------------------                         --------
4.6, since the date of the Empower Base Balance Sheet there has not been any:
---
(i) material adverse change in the financial condition of Empower or in the assets, liabilities, properties, business or prospects of Empower; (ii) declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any Empower Common Stock or any split, combination or other reclassification of such stock;
(iii) cancellation of any material debt or claim held by Empower or the creation or assumption of any indebtedness for money borrowed by Empower; (iv) loss, destruction or damage to any property which is a material asset of Empower, whether or not insured; (v) acquisition or disposition of any material assets (or any contract or arrangement therefor) or other transaction by Empower other than in the ordinary course of business; or (vi) loss or cancellation of any material contract of Empower other than the proposed termination of the agreement between Empower and University of Pennsylvania Health System dated April 29, 1998.

     4.7. Accounts Receivable. All of the accounts receivable of Empower,
          -------------------
including but not limited to those shown or reflected on the Empower Base Balance Sheet, represent bona fide sales made in the ordinary course of business, are valid and enforceable claims and are fully collectible in the normal course of business after deducting the reserve set forth in the Empower Base Balance Sheet and reasonably adjusted since that date, which reserve, as adjusted, constitutes an estimate of Empower's uncollectible accounts consistent with the past collection history of Empower.

     4.8.   Title to Properties. Except as reflected on Schedule 4.8, Empower
            -------------------                         ------------
has good and valid title to all of its owned assets including without limitation all rights to those assets reflected on the Empower Base Balance Sheet or acquired by it after the date thereof (except for properties disposed of since that date in the ordinary course of business), free and clear of all liens, claims or encumbrances of any nature. Empower has good and valid leasehold interests in all of its leased personal property and all leases to which Empower is a party are in full force and effect. Empower does not own, directly or indirectly, any real property.

     4.9.   Tax Matters. Empower has filed all federal, state, local and foreign
            -----------
income, excise and franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it except where the failure to file such returns would not have a material adverse effect on the assets, liabilities, properties, business or prospects of Empower and has paid all taxes owing by it (whether or not showing on the tax returns), except taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the Empower Unaudited Financial Statements. All such tax returns were correct and complete in all material respects. Neither the Internal Revenue Service nor any other taxing authority is now conducting any audit or examination or review of any tax return filed by Empower or asserting against Empower any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. All taxes that Empower is required by law to withhold or collect for payment have been duly withheld and collected, and have been paid or accrued in the Empower Unaudited Financial Statements.

     4.10.  Certain Contracts and Arrangements. Except as set forth in Schedule
            ----------------------------------                         --------
4.10 hereto, Empower is not a party to, subject to or bound by'
----

            (i) any contract, lease or agreement creating any obligation of Empower to pay to any third party $100,000 or more with respect to any single such contract or agreement which is not cancelable or terminable upon 30 days notice without penalty;

            (ii) any contract or agreement for the sale, license, lease or disposition of products in excess of $100,000;

            (iii) any contract containing covenants limiting the freedom of Empower to compete in any line of business or with any person or entity;

            (iv) any license agreement (as licensor or licensee) obligating Empower or any third party to pay in excess of $100,000;

            (v) any contract or agreement for the purchase of any leasehold improvements, equipment or fixed assets for a price in excess of $100,000;

            (vi) any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for borrowing in excess of $100,000 or any pledge or security arrangement;

            (vii) any stock redemption or purchase agreements or other agreements affecting or relating to the capital stock of Empower (other than the Letter Agreement and the Empower Employee Stock Options); or

           (viii) any agreement pertaining to any joint venture, partnership, marketing or other arrangement involving the sharing of expenses, revenues or profits.

     All of Empower's contracts are in full force and effect and Empower is not in default thereunder, except to the extent that any such default would not have a material adverse effect on the assets, liabilities, properties, business or prospects of Empower, and Empower has not received notice of any alleged default under any such contract, agreement, understanding or commitment.

     4.11. Intellectual Property Rights; Employee Restrictions.
           ----------------------------------------------------

           (i)  Schedule 4.11 (i) contains a list of all Intellectual Property
                -----------------
Rights registered in the name of Empower or of which Empower is the licensor or a licensee or in which Empower has any right ("Empower IP Rights"). Except as set forth in Schedule 4.1 l(i), all Empower IP Rights listed on Schedule 4.11
             -----------------                                  -------------
(i) are in full force and effect and are sufficient for the conduct of Empower's
---
business as presently conducted. All copyrightable works, inventions and know-how conceived by employees of Empower within the scope of their employment and related to the businesses of Empower are works made for hire and all right, title and interest therein have been transferred or assigned to or vested in Empower. Any consultants or independent contractors hired by Empower have assigned or transferred to Empower the work product developed for Empower.

           (ii) Except as set forth in Schedule 4.11 (ii):
                                       ------------------

                (a) Empower has exclusive right to use, sell, license, dispose of, and bring actions for infringement of, all Empower IP Rights;

                (b) The business of Empower as presently conducted and the development, marketing, licensing, use and servicing of any products of Empower do not violate any agreements which Empower has with any third party, infringe any patent, trademark, copyright or trade secret rights of any third parties or any other Intellectual Property Rights of any third parties; and

                (c) No claim is pending or, to Empower's knowledge, threatened against Empower nor has Empower received any notice or other claim from any person asserting that any of Empower's past, present or contemplated activities infringe or may infringe any Intellectual Property Rights of such person, and Empower is not aware of any infringement by any other person of any rights of Empower in connection with Empower IP Rights.

     4.12. Litigation. Except as set forth on Schedule 4.12, there is no
           ----------                         -------------
judgment, decree, injunction, or order of any governmental authority or any litigation pending or to Empower's knowledge threatened, and to Empower's knowledge there is no governmental proceeding or investigation pending or threatened (i) against Empower or affecting any of its properties or assets, or
(ii) against any officer, director or key employee of Empower in his capacity as an officer, director or employee of Empower, or (iii) which may call into question the validity or hinder the enforceability of this Agreement or the Empower Related Agreements or the transactions contemplated hereby or thereby.

     4.13.  Employee Benefit Plans. Except for Empower's 1997 Stock Option Plan
            -----------------------
and except as set forth on Schedule 4.13 hereto, Empower does not maintain or
                           -------------
contribute and has never maintained or contributed to any Employee Benefit Plan. There are no unfunded obligations of Empower under any retirement, pension, profit-sharing, deferred compensation plan or similar program. Empower is not required to make any payments or contributions to any Employee Benefit Plan pursuant to any collective bargaining agreement or any applicable labor relations law.

     4.14.  Labor Laws. There are no controversies or union organization
            -----------
activities pending or to Empower's knowledge, threatened, between Empower and any of its current or former employees. None of Empower's employees belongs to any union or collective bargaining unit. Empower has complied with all applicable state and federal equal employment opportunity and other laws related to employment, the non-compliance with which would have a material adverse effect on Empower's business or financial condition.

     4.15.  Environmental Matters. Empower is in compliance with all applicable
            ---------------------
laws relating to the environment (the "Environmental Laws"). Empower has not knowingly handled, stored, released or exposed any hazardous substance or materials as defined by any applicable Environmental Law ("Hazardous Substance"). Empower has no liabilities for clean-up costs, remedial work or damages in connection with the handling, storage, release or exposure by Empower of any Hazardous Substance.

     4.16.  Business; Compliance with Laws. Empower has all necessary Licenses
            ------------------------------
necessary to permit it to own its property and to conduct its business as it is presently or contemplated to be conducted except where the failure to obtain such licenses would not have material adverse effect on the business, condition or results of operations of Empower. Empower is, and since its incorporation has been, in compliance with all Regulations applicable in the jurisdictions in which Empower does or has done business except where the failure to comply with such Regulations would not have material adverse effect on the business, condition or results of operations of Empower.

     4.17.  Investment Banking; Brokerage. No person or entity is or will be
            -------------------------------
entitled to investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers and accountants) from Empower in connection with the transactions contemplated by this Agreement.

     4.18.  Insurance. In the reasonable judgment of the management of Empower,
            ---------
Empower has all appropriate and customary insurance policies and fidelity bonds coveting the assets, business, equipment, properties, operations, employees, officers, and directors of Empower and the coverage and amounts of such policies are reasonably appropriate for the size and nature of the business of Empower. Empower is not in default under any of its insurance policies.

     4.19.  Transactions with Affiliates. Except as set forth on Schedule 4.19,
            -----------------------------                        -------------
there are no loans, leases or other continuing transactions between Empower or any officer, director or shareholder of Empower, or any shareholder who holds five percent or more of the Common Stock of Empower calculated on a Fully Diluted Basis, or any affiliate of the foregoing persons or entities.

        4.20.  Investment Representations.
               ---------------------------

               (i) Empower represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto.

               (ii) Empower is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act.

               (iii) Empower has received, read carefully and is familiar with this Agreement, the Related Stock Agreements and HMI's business, plans and financial condition, and any other matters relating to the offering of the HMI Shares; Empower has received all materials which it has requested; has had a reasonable opportunity to ask questions of HMI and its representatives; and HMI has answered all inquiries that Empower or its representatives have put to HMI. Empower has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder. In making the decision to invest in the HMI Shares, Empower has relied upon an independent investigation made by it and/or by its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from HMI or Adventist or any representative or agent of HMI or Adventist, other than as set forth in this Agreement.

               (iv) Empower understands the speculative nature and the various risks of an investment in HMI as proposed herein and can afford to bear such risks, including, without limitation, the risk of losing the entire investment.

               (v) Empower acknowledges that no market for the HMI Shares presently exists and none may develop in the future and that Empower may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

               (vi) Empower has been advised by Adventist and HMI that the HMI Shares have not been registered under the Securities Act and that Adventist sells the HMI Shares to Empower pursuant to the so-called "Section 4(11/2)" exemption which has been recognized by the Securities and Exchange Commission as an exemption available to an affiliate of an issuer not involving a public offering (Sec. Act Release No. 6188 (Feb. 1, 1980), 1 Fed. Sec. L. Rep. (CCH) para. 1051 at 2073-28 n. 178) and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on by or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that HMI's and Adventist's reliance thereon is based in part upon the representations made by Empower in this Agreement. Empower acknowledges that it has been informed by HMI and Adventist of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the HMI Shares. In particular, Empower agrees that no sale, assignment or transfer of any of the HMI Shares shall be valid or effective, and HMI shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such HMI Shares is registered under the Securities

Act, it being understood that the HMI Shares are not currently registered for sale and that HMI has no obligation or intention to so register the HMI Shares, or (ii) such HMI Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the HMI Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. Empower further understands that HMI may require an opinion of counsel and other documents to transfer the HMI Shares. Empower acknowledges that the HMI Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any HMI Shares shall bear the legend as specified on Schedule 4.20 hereto.
                                      -------------

          (vii) Empower will acquire the HMI Shares for Empower's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in contravention of applicable law, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                   ARTICLE 5. COVENANTS OF HMI AND ADVENTIST

     5.1. Covenants of HMI. Unless otherwise consented to in writing by
          ----------------
Empower, HMI shall, beginning on the Closing Date, comply with the following covenants until the first to occur of (i) the date on which Empower, or its affiliates, no longer owns any of the HMI Shares and (ii) the closing date of HMI's first Qualified Public Offering. A "Qualified Public Offering" shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act coveting the offer and sale of securities to the public in which the gross proceeds to be received by the issuer equals or exceeds Thirty Million Dollars ($30,000,000).

          (i)   Financial Statements. HMI will deliver to Empower internally
                ---------------------
prepared unaudited quarterly financial statements and audited annual financial statements. The quarterly. financial information will be provided to Empower within 45 days after the end of each quarter. HMI will provide to Empower annual financial statements within 90 days after each fiscal year end of HMI.

          (ii)  Conduct of Business. HMI will maintain all properties used or
                --------------------
useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, as necessary to permit such business to be properly and advantageously conducted. HMI will keep in full force and effect its corporate existence.

          (iii) Payment of Taxes, Compliance with Laws, Etc. HMI will pay and
                -------------------------------------------
discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that HMI shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by HMI in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. HMI will comply with all applicable laws and regulations in all material respects in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any securities.

     (iv)  Material Adverse Change. HMI will promptly advise Empower of any
           -----------------------
event which represents a material adverse change in the condition or business, financial or otherwise, of HMI, and of each suit or proceeding commenced against HMI which, if adversely determined, in the reasonable judgment of HMI, could have a material adverse effect on HMI or its financial conditions, business or prospects.

     (v)   Inspection. For so long as Empower or an affiliate of Empower owns
           ----------
50% or more of the HMI Shares, HMI will, upon reasonable prior notice to HMI and so long as it is not unduly disruptive to HMI's business, permit authorized representatives of Empower to visit and inspect any of HMI's books of account (and to make copies thereof and take extracts therefrom) at its own cost.

     (vi)  Notice of Exercise. HMI will promptly notify Empower and Adventist in
           ------------------
the event the Sabratek Warrant is exercised or converted.

     5.2.  Covenant of HMI and Adventist. Within 30 days of the date of this
           -----------------------------
Agreement, HMI and Adventist shall (i) complete such actions as are necessary to cure the exceptions set forth in Schedules 2.2 and 2.(3)(iii) hereof, (ii) amend HMI's Bylaws so as to remove Section 8.5, titled "Restriction of Transfer of Shares," from the Bylaws, and upon such amendment cause HMI to replace the stock certificate previously issued to Empower with a certificate that does not reference such restriction, and (iii) provide a certified copy of the resolutions of the Board of Directors of HMI as to the approval of this Agreement and the Related Agreements to which HMI is a party. Within 45 days of the date of this Agreement, Adventist shall complete such actions as are necessary to cure the exceptions set forth in Schedules 3.2 hereof,

                        ARTICLE 6. COVENANTS OF EMPOWER

     Unless otherwise consented to in writing by Adventist, Empower shall, beginning on the Closing Date, comply with the following covenants until the first to occur of (i) the date on which Adventist, or its affiliates no longer owns any of the Empower Shares and (ii) the closing date of Empower's first Qualified Public Offering.

     6.1.  Financial Statements. Empower will deliver to Adventist internally
           --------------------
prepared unaudited quarterly financial statements and audited annual financial statements. The quarterly financial information will be provided to Adventist within 45 days after the end of each quarter. Empower will provide to Adventist annual financial statements within 90 days after each fiscal year end of Empower.

     6.2.  Conduct of Business. Empower will maintain all properties used or
           -------------------
useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, as necessary to permit such business to be properly and advantageously conducted. Empower will keep in full force and effect its corporate existence.

     6.3.  Payment of Taxes, Compliance with Laws, Etc. Empower will pay and
           -------------------------------------------
discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that Empower shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by Empower in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. Empower will comply with all applicable laws and regulations in all material respects in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any securities.

     6.4.  Material Adverse Change. Empower will promptly advise Adventist of
           -----------------------
any event which represents a material adverse change in the condition or business, financial or otherwise, of Empower, and of each suit or proceeding commenced against Empower which, if adversely determined, in the reasonable judgment of Empower, could have a material adverse effect on Empower or its financial conditions, business or prospects.

     6.5.  Inspection. For so long as HMI, or an affiliate of HMI, shall hold
           ----------
50% of the Empower Shares or, upon conversion of the Empower Shares, the common stock or other securities into which the Empower Shares are converted, Empower will, upon reasonable prior notice to Empower and so long as it is not unduly disruptive to Empower's business, permit authorized representatives of Adventist to visit and inspect any of Empower's books of account (and to make copies thereof and take extracts therefrom) at its own cost.

     6.6.  Notice of Exercise. Empower will promptly notify Adventist in the
           ------------------
event that the Superior Option is exercised or converted.

                          ARTICLE 7. INDEMNIFICATION

     7.1.  Indemnification by HMI. HMI agrees to defend, indemnify and hold
           ----------------------
Empower and its affiliates and their respective direct and indirect partners, members, stockholders, directors, officers, employees and agents and each person who controls any of them (a "Controlling Person") within the meaning of Section
                                                                        -------
15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934,
--                          ----------
as amended (the "Exchange Act") (parties receiving the benefit of the indemnification agreement herein shall be referred to collectively as "Indemnified Parties" and individually as an "Indemnified Party") harmless from and against any and all losses, claims, damages, obligations, liens, assessments, judgments, fines, liabilities, and other costs and actual, out-of-pocket expenses (including without limitation interest, penalties and any investigation costs, legal fees and other expenses in each case as reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred) of any kind or nature whatsoever ("Losses") which may be sustained or suffered by any such Indemnified Party, based upon, arising out of, in respect of, or in connection with (i) any inaccuracy in or breach of any representation or warranty made by HMI in this Agreement or in any of the Related Stock Agreements or instrument or other document delivered pursuant to this Agreement or any of the Related Stock Agreements, and (ii) any breach of any covenant or agreement made by HMI in this Agreement or in any of the Related Stock Agreements or instrument delivered pursuant to this Agreement or any of the Related Stock Agreements.

     7.2.  Indemnification by Adventist. Adventist agrees to defend, indemnify
           ----------------------------
and hold Empower and its affiliates and their respective direct and indirect partners, members, shareholders, directors, officers, employees and agents and each Controlling Person harmless from and against any and all Losses which may be sustained or suffered by any such Indemnified Party, based upon, arising out of, in respect of, or in connection with (i) any inaccuracy in or breach of any representation or warranty made by Adventist in this Agreement or in any of the Related Stock Agreements or instrument or other document delivered pursuant to this Agreement or any of the Related Stock Agreements, and (ii) any breach of any covenant or agreement made by Adventist in this Agreement or in any of the Related Stock Agreements or instrument delivered pursuant to this Agreement or any of the Related Stock Agreements.

     7.3.  Indemnification by Empower. Empower agrees to defend, indemnify and
           --------------------------
hold Adventist, HMI, their affiliates and their respective direct and indirect partners, members, stockholders, directors, officers, employees and agents and each Controlling Person of HMI or Adventist harmless from and against any and all Losses which may be sustained or suffered by any such Indemnified Party, based upon, arising out of, in respect of, or in connection with (i) any inaccuracy in or breach of any representation or warranty made by Empower in this Agreement or in any of the Related Stock Agreement or instrument or other document delivered pursuant to this Agreement or any of the Related Stock Agreements, and (ii) any breach of any covenant or agreement made by Empower in this Agreement or in any of the Related Stock Agreements or instrument delivered pursuant to this Agreement or any of the Related Stock Agreements.

     7.4.  Survival of Indemnification. The indemnification provided for in
           ---------------------------
this Article 7 shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties or any officer, director, employee, agent or Controlling Person of the Indemnified Parties.

     7.5.  Settlement of Claims. An Indemnified Party may not settle any third
           --------------------
party claim without the Indemnifying Party's prior written consent, which consent the Indemnifying Party may not unreasonably withhold or delay.

     7.6.  Survival of Representations; Warranties and Covenants; Assignability
           --------------------------------------------------------------------
of Rights. Except as otherwise provided in Article 5 and 6 of this Agreement,
---------
all covenants, agreements, representations and warranties (i) made herein and in the certificates, lists, Exhibits, Schedules, Related Agreements, documents, or other written information executed, delivered, or furnished in connection herewith or therewith and (ii) to be performed hereunder and thereunder (a) shall be deemed to have been relied upon by the parties; (b) shall survive the delivery of the Empower Shares and the HMI Shares for a period of one year after the Closing Date; and (c) shall bind the parties' successors and assigns, whether so expressed or not, and, except as otherwise provided in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the parties' successors and assigns and to transferees of the HMI Shares or the Empower Shares, whether so expressed or not. For purposes of this Agreement, the parties' successors shall include any corporation into which a party is merged or consolidated.

     7.7.  Basket Limitation. The term "Indemnity Basket" shall mean $100,000.
           -----------------
No claims for any Losses by a party or parties shall be made unless and until such Losses exceed the Indemnity Basket in the aggregate, and then the Indemnifying Party or Parties shall only be liable for the amount of the Losses exceeding the Indemnity Basket.

     7.8.  Limit on Indemnification. In no event shall the parties' liability
           ------------------------
for Losses hereunder exceed the following limitations:

           (i) HMI's liability for Losses hereunder shall not exceed in the aggregate $1,000,000.

           (ii) Empower's liability for Losses hereunder shall not exceed in the aggregate $12,500,000.

           (iii) Adventist's liability for Losses hereunder shall not exceed in the aggregate $12,500,000.

     7.9.  Applicability. The indemnification obligations set forth in Sections
           -------------
7.1, 7.2 and 7.3 hereof are not applicable to the PMR Sale and License or any instrument or other document delivered pursuant to the PMR Sale and License.

                              ARTICLE 8. GENERAL

     8.1.  Amendments, Waivers and Consents. The parties to this Agreement may,
           --------------------------------
by written agreement, (i) amend this Agreement, (ii) extend the time for performance of any of the obligations or other acts of the parties, (iii) waive any inaccuracies in the representations or warranties contained in this Agreement, or (iv) waive compliance with or modify any of the agreements contained in this Agreement and waive or modify performance of any of the obligations of any of the parties to this Agreement; provided, no failure or delay on the part of any party to this Agreement in exercising any of its respective rights under this Agreement upon any failure by any other party to perform or observe any condition, covenant or provision shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights preclude any other exercise thereof or the exercise of any other right.

     8.2.  Governing Law. This Agreement shall be deemed to be a contract made
           -------------
under, and shall be construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

     8.3.  Section Headings and Gender. The descriptive headings in this
           ---------------------------
Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

     8.4.  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

     8.5.  Notices and Demands. Any notices, claims or demand or other
           -------------------
communications hereunder shall be in writing and shall be deemed to be duly given if personally given or if sent by telecopier, nationally-recognized overnight courier or by registered or certified mail, return receipt required and postage prepaid, addressed to such party in accordance herewith or as otherwise stated in any notice given in accordance herewith. Any such notice shall be deemed to have been received (i) in the case or personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of a nationally-recognized overnight courier, on the next business day after the date sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

               If to HMI or Adventist:

                    111 North Orlando Avenue
                    Winter Park, Florida 32789-3675
                    Attention: Calvin Wiese
                    407.975.1458 (facsimile)

               With a copy to:

                    Steven L. Meltzer, Esquire
                    Shaw Pittman Potts & Trowbridge
                    1501 Farm Credit Drive
                    McLean, VA 22102-5000
                    703.821.2397 (facsimile)

               If to Empower:

                    Empower Health Corporation
                    8920 Business Park Drive
                    Austin, Texas 78759
                    Attention: Donald Hackett, President
                    512.726.5130 (facsimile)

               With a copy to

                    Anthony J. Richmond, Esquire
                    Harold R. DeGraff, Esquire
                    Latham & Watkins
                    135 Commonwealth Drive
                    Menlo Park, California 94025
                    650.463.2600 (facsimile)

     8.6.  Severability. Whenever possible, each provision of this Agreement
           ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement 'shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

     8.7.  Integration. This Agreement, including the exhibits, documents and
           -----------
instruments and related agreement referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     8.8.  Expenses. Each party hereto shall bear its own costs and expenses
           --------
incurred on its behalf in connection with the preparation, negotiation, execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HEALTHMAGIC, INC.:

                              By: /s/ Calvin W. Wiese
                                  -------------------------------
                                  Name:  Calvin W. Wiese
                                       --------------------------
                                  Title: Chairman & President
                                        -------------------------

                              ADVENTIST HEALTH SYSTEM SUNBELT HEALTHCARE
                              CORPORATION'

                              By: /s/ Calvin W. Wiese
                                  -------------------------------
                                  Name:  Calvin W. Wiese
                                       --------------------------
                                  Title: Chairman & President
                                        -------------------------

                              EMPOWER HEALTH CORPORATION:

                              By: /s/ Don Hackett
                                 --------------------------------
                                 Name:  Don Hackett
                                      ---------------------------
                                 Title: CEO/Pres.
                                       --------------------------

                                   Exhibit A
                          Certificate of Designation
                          --------------------------


                                       27